UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 1990

                     SECOND NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

      Virginia                                             54-1542438
   (State or other               (Commission            (I.R.S. Employer
    jurisdiction                 File Number)          Identification No.)
  of Incorporation)

  102 South Main Street, Culpeper, Virginia                     22701
   (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (540) 825-4800



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Item 5.      Other Events.

             On or about June 2, 1990, the Registrant filed a Form 8-K Current Report with the Securities and Exchange Commission ("Commission") to report the consummation of the formation of a one-bank holding company pursuant to the terms and conditions of the Agreement and Plan of Reorganization, dated as of April 12, 1990 ("Agreement") and to obtain a Commission registration number under the Securities Exchange Act of 1934 ("Exchange Act") pursuant to Rule 12(g)3. No Exchange Act registration number was ever issued to the Registrant, which has continued to use its originally assigned Securities Act of 1933 registration number. In accordance with the Securities Act of 1933 ("Securities Act"), the Registrant filed with the Commission a Registration Statement on Form S-4, No. 33-34100, covering the 1,502,352 shares of its common stock issued to the shareholders of Second National Bank, a national banking association ("Bank") headquartered in Culpeper, Virginia, in connection with the Agreement and related transactions.

             Pursuant to the consummation of the Agreement, the Registrant acquired all of the outstanding shares of the Bank on July 2, 1990 ("Effective Date"). This transaction involved the merger of the Bank into an interim bank organized solely to effect the reorganization of the Bank into a one-bank holding company structure. On the Effective Date, each outstanding share of common stock of the Bank was converted, in a tax-free transaction, into four shares of common stock of the Registrant.

             Prior to the Registrant's Securities Act registration statement filing, the Bank was registered under Section 12 of the Securities Exchange Act of 1934 ("Exchange Act") with the Office of Comptroller of the Currency ("OCC").

Since the Bank was registered with the OCC, it did not have an Exchange Act registration file number at the Commission. The original Form 8-K filing referenced above was made by the Registrant upon consultation with the Commission under Rule 12(g)3 of the Exchange Act to effect a successor registration. By virtue of consummation of the Agreement and filing of the related Form 8-K evidencing this fact, the Registrant automatically became the successor issuer at the Commission to the Bank's Exchange Act registration as previously filed with the OCC. According to interpretations of the Commission, no Form 8-A, 8-B or other Exchange Act registration was required as the Registrant's securities were automatically deemed registered under Section 12(g)3 upon the filing of the Form 8-K. The Registrant immediately assumed and has continued to make all filings under the requirements of the Exchange Act as the Bank's successor issuer.

             At the time of the succession, the Commission did not assign an Exchange Act file number. The Registrant has been using its Securities Act registration number, No. 33-34100, on all of its filings. This Form 8-K Current Report is being filed in order to generate an Exchange Act file number for the Registrant's use in its future filings and making an application for listing on the National Association of Securities Dealers' Automated Quotation system. To the extent necessary to accomplish this purpose, the Form 8-K Current Report filed hereunder incorporates by reference the Form 8-K Current Report filed on or about June 2, 1990.

             The Registrant asks that the Commission generate an Exchange Act file number for the Registrant at the earliest possible time.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Second National Financial Corporation


Date:  June 24, 1997                           By:  /s/ Ed Barham
                                                    ----------------------
                                                    Ed Barham
                                                    President and
                                                    Chief Executive Officer